Supplement dated April 11, 2017 to the Wilmington Funds Prospectus dated August 31, 2016

(the “Prospectus”)

The Board of Trustees of the Wilmington U.S. Government Money Market and the Wilmington U.S. Treasury Money Market Fund has approved a change in the cut-off time for purchase and redemption orders from 3:00 p.m. to 4:30 p.m., Eastern time. Effective April 11, 2017, the information in the Prospectus with respect to the Wilmington U.S. Government Money Market Fund and Wilmington U.S. Treasury Money Market Fund, will be amended as follows:

1.	The following amends and replaces information under the section entitled “How to Purchase, Redeem and Exchange Shares”, and the sub-section entitled “Payment Methods” on page 97 of the Prospectus relating to the Wilmington U.S. Government Money Market Fund and the Wilmington U.S. Treasury Money Market Fund:

By Federal Reserve System Wire

Once your account is established, ask your bank to wire money to the Fund’s custodian bank, accompanied by purchase instructions. For additional purchases, wire your investment along with your fund and account number. Wire orders will only be accepted on days on which the Funds, M&T Bank, and the Federal Reserve wire system are open for business. Some financial institutions may charge a fee for wire services. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund purchases and what it means to you. The Funds are not responsible for delays in the receipt of wires.

FUND TYPE	Your Purchase Request in Proper Order/ Federal Funds Received Before: (Eastern time)	Results in:	Your Purchase Request in Proper Order and Federal Funds Received After: (Eastern time)	Results in:
Fixed Income, Strategic Allocation, Equity and Multi-Manager Funds	NYSE Close	Receive that day’s closing NAV	NYSE Close	Receive next calculated NAV
Money Market Funds	4:30 p.m.	Dividends earned that day	4:30 p.m.	Dividends earned beginning next day

2.	The following amends and replaces information under the section entitled “How to Purchase, Redeem and Exchange Shares”, and the sub-section entitled “Payment Options” on page 98 of the Prospectus relating to the Wilmington U.S. Government Money Market Fund and the Wilmington U.S. Treasury Money Market Fund:

By Federal Reserve System Wire

Wire transfers of redemption proceeds can only be made on days on which the Federal Reserve wire system and the Funds are open for business. Certain financial institutions may charge a fee for the receipt of wire transfers. The Funds also reserve the right to charge a processing fee for wire transfers. Below is a chart that shows the different cutoff times for processing Fund redemptions by wire and what it means to you.

FUND TYPE	Your Redemption Request in Proper Order Received Before (Eastern time)	Results in:	Your Redemption Request in Proper Order Received After (Eastern time)	Results in:
Fixed Income, Strategic Allocation, Equity, and Multi-Manager Funds	NYSE Close	Receive that day’s closing NAV next day wire	NYSE Close	Receive next calculated NAV second day wire
Money Market Funds	4:30 p.m.	Same day wire no dividends earned that day	4:30 p.m.	Next day wire dividends earned that day

By ACH

You may have redemption proceeds sent directly to your checking or savings account via ACH transfer from the Fund. If you place your order by 4:30 p.m. (Eastern time) for the Taxable Money Market Funds, or the NYSE Close for the Fixed Income, Alternatives, Asset Allocation and Equity Funds, you will receive that day’s closing NAV. Since ACH transfers are processed overnight, you generally will not receive redemption proceeds until at least the second business day.

3.	The following amends and replaces information under the section entitled “How to Purchase, Redeem and Exchange Shares”, and the sub-section entitled “Exchanging Shares” on page 99 of the Prospectus relating to the Wilmington U.S. Government Money Market Fund and the Wilmington U.S. Treasury Money Market Fund:

By Telephone

To request an exchange, and for additional information about the exchange privilege, call Shareholder Services at 1-800-836-2211. Below is a chart that shows the cutoff time for processing Fund exchanges and what it means to you.

FUND TYPE	Your Exchange Request in Proper Order Received Before (Eastern time)	Results in:	Your Exchange Request in Proper Order Received After (Eastern time)	Results in:
Fixed Income, Strategic Allocation, Equity, and Multi-Manager Funds	NYSE Close exchange	Same day	NYSE Close exchange	Next day
Money Market Funds	4:30 p.m.	Same day exchange	4:30 p.m.	Next day exchange

Please keep this Supplement for future reference.

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